                                                                   Exhibit 10.41


                                   UCAR CARBON

                            BENEFITS PROTECTION TRUST

                  Amended and Restated as of November 20, 2000

                                   UCAR CARBON

                       BENEFITS PROTECTION TRUST AGREEMENT

                  THIS AGREEMENT, made as of 20th day of November 2000, by and between UCAR CARBON COMPANY INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Company"), and MELLON BANK, N A., a national banking association, organized under the laws of the United States (hereinafter referred to as the "Trustee"),

                               W I T N E S S E T H

                  WHEREAS, the Company has adopted the plans, employment agreements and severance compensation agreements listed on Schedule 1 (hereinafter referred to as defined in Schedule 1 or collectively as the "Plans") and may adopt or enter into other such Plans and agreements as will be listed from time to time on Schedule 1 and may, from time to time, amend, modify or terminate any such Plan in accordance with its terms; and

                  WHEREAS, the Company has previously established the Benefits Protection Trust (hereinafter referred to as the "Trust") in order to ensure that its employees and their beneficiaries will receive the benefits which the Company is obligated to provide for them or which they reasonably anticipate receiving pursuant to the Plans; and

                  WHEREAS, the Trust is intended to be a "grantor trust" with the corpus and income of the Trust treated as assets and income of the Company for federal income tax purposes pursuant to Sections 671 through 678 of the Internal Revenue Code of 1986 (the "Code"), as amended; and

                  WHEREAS, the Company intends that the assets of the Trust will be subject to the claims of creditors of the Company as provided in Article EIGHTEENTH; and

                  WHEREAS, the Company intends that the existence of the Trust will not alter the characterization of the Plans as "unfunded" and will not be construed to provide taxable income to any participation under the Plans or the Agreements prior to actual payment of benefits thereunder; and

                  WHEREAS, the Company wishes the amend  and restate  the Trust;
and
                  WHEREAS, the Company wishes to name Mellon Bank, N. A.; as successor Trustee; and
                  WHEREAS, the Trustee is not a party to the Plans and makes no representations with respect thereto, and all representations and recitals with respect to the Plans shall be deemed to be those of the Company;

                  NOW, THEREFORE, the Company and the Trustee agree as follows:

         FIRST:  Definitions

                   (a) Any term that is referenced in the Plans shall have in this Agreement the same meaning ascribed to it in the Plans, unless the context clearly indicates a different meaning.

                   (b) "Accounts" shall mean, collectively, the Non-Qualified Plans Account, the Severance Account, the Employment Agreement Account, the TCN Account, the Benefits Protection Account and such other Account(s) as may subsequently be established under Article SECOND.

                   (c) "Administrative Committee" shall mean the Administrative Committee of the Benefits Protection Trust empowered to administer the Trust after a Change in Control, as described in Article TENTH.

                   (d)     "Agreements" shall mean the Employment  Agreement and
                            ----------
the Severance Compensation Agreements, collectively.
                   (e)     "Authorized Person"  shall  mean  an  employee of the
                            -----------------
Company or member of the Non-Qualified Plans Committee or

the  Administrative  Committee who is authorized to execute and deliver,  in the and on behalf of the Company, the Non-Qualified Plans Committee or the Administrative Committee, documents or instructions relating to the Trust. Coincident with the execution of the Trust, the Company shall provide the Trustee with a list of the members of the Non-Qualified Plans Committee, and all other Authorized Persons, and concurrently with the appointment of the Administrative Committee, the Company shall provide the Trustee with a list of the members thereof. The Trustee shall be entitled to rely on such list.

                   (f)     "Beneficiary" shall mean  the  beneficiary designated
                            -----------
by a Participant under one or more of the Plans or Agreements.
                   (g)     A "Change in Control" shall be deemed to occur if any
                              -----------------
of the following circumstances shall occur:

                           (A)(1)   any "person" or "group" within  the  meaning
of Section 13(d) or 4(d)(2) of the Securities Exchange Act of 1934 (the "Act") becomes the beneficial owner of 15% or more of the then outstanding Common Stock or 15% or more of the then outstanding voting securities of the Corporation;

                           (2)      any "person" or "group" within  the  meaning
of Section 13(d) or 14(d)(2) of the Act acquires by proxy or otherwise the right to vote on any matter or question with respect to 15% or more of the then outstanding Common Stock or 15% or more of the combined voting power of the then outstanding voting securities of the Corporation;

                           (3)      Present Directors  and New  Directors  cease
for any reason to constitute a majority of the Board (and, for purposes of this clause (3), "Present Directors" shall mean individuals who at the beginning of any consecutive twenty-four month period were members of the Board and "New Directors" shall mean individuals whose election by the Board or whose nomination for election as directors by the Corporation's stockholders was approved by a vote of at least two-thirds of the directors then in office who were Present Directors or New Directors);

                           (4)      the stockholders of the  Corporation approve
a plan of complete liquidation or dissolution of the Corporation; or

                           (5)      consummation of:
                                    (i)     a reorganization, restructuring,
         recapitalization, reincorporation, merger or consolidation of the Corporation (a "Business Combination") unless, following such Business Combination, (X) all or substantially all of the individuals and entities who were the beneficial owners of the Common Stock and the voting securities of the Corporation outstanding immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50 % of the common equity securities and the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination (including, without limitation, a corporation or other entity which as a result of such Business Combination owns the Corporation or all or substantially all of the assets of the Corporation or the Company either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination, of outstanding Common Stock and the combined voting power of the outstanding voting securities of the Corporation, respectively, (Y) no "person" or "group" within the meaning of Section 13(d) or 14(d)(2) of the Act (excluding
         (a) any corporation or other entity resulting from such Business Combination and (b) any employee benefit plan (or related trust) of the Company or any corporation or other entity resulting from such Business Combination) beneficially owns 15% or more of the common equity securities or 15% or more of the combined voting power of the voting securities of the corporation or other entity resulting from such Business Combination outstanding after such Business Combination, except to the extent that such beneficial ownership existed prior to such Business Combination with respect to the Common Stock and the voting securities of the Corporation, and (Z) at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement providing for such Business Combination or at the time of the action of the Board approving such Business Combination, whichever is earlier; or

                                    (ii)    any sale, lease, exchange  or  other
         transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation or the Company, whether held directly or indirectly through one or more subsidiaries (excluding any pledge, mortgage, grant of security interest, sale-leaseback or similar transaction, but including any foreclosure sale), provided, that, for purposes of clauses (5)(i) and
         (5)(ii), the divestiture of less than substantially all of the assets of the Corporation or the Company in one transaction or a series of related transactions, whether effected by sale, lease, exchange, spin-off, sale of stock of or merger or consolidation of a subsidiary, transfer or otherwise, shall not constitute a Change in Control of the Corporation.

                  Notwithstanding the foregoing, a Change in Control of the Corporation shall not be deemed to occur:

                 (B)(1) pursuant to clause (A)(5)(i) or (A)(S)(ii) above, solely because 15% or more of the then outstanding Common Stock or the then outstanding voting securities of the Corporation is or becomes beneficially owned or is directly or indirectly held or acquired by one or more employee benefit plans (or related trusts) maintained by the Company; or

                           (2)      pursuant to clause (A)(5)(ii) above, (i) if
the Board determines that any sale, lease, exchange or other transfer does not involve all or substantially all of the assets of the Corporation or the Company or (ii) unless the Board determines otherwise, solely because of the consummation of a transaction or a series of transactions pursuant to which the Company sells, distributes to the Corporation's stockholders, or otherwise transfers or disposes of any or all of its ownership of its natural, acid-treated and flexible graphite business, however owned (including ownership through one or more dedicated subsidiaries and holding companies therefor and successors thereto); and

                           (C)      to the extent  that a  "person"  or  "group"
within the meaning of Section 13(d) or 14(d)(2) of the Act is the beneficial owner of 15% or more of the Common Stock or the voting securities of the Corporation on May 9, 2000, then the references therein to 15% shall be deemed to be references to 22.5% as (but only as) to such "person" or "group." For purposes of this Agreement, references to "beneficial owner" and correlative phrases shall have the same definition of as set forth in Rule 13d-3 under the Act (except that ownership by underwriters for purposes of a distribution or offering shall not be deemed to be "beneficial ownership"), references to the Act of rules and regulations thereunder shall mean those in effect on May 9, 2000 and references to "Common Stock" shall mean the common stock of the Corporation.

                           The Company shall notify the Administrative Committee
and  the  Trustee  in  writing  of  the  occurrence  of any event  described  in subparagraphs (A)(1) through (A)(5) above, as soon as practicable after the Company first learns of such event. The Administrative Committee and the Trustee may rely upon such notice from the Company in performing any of their obligations or taking any discretionary action under this Agreement which is dependent upon a Change in Control having occurred; provided, however, that in the absence of such notice, the Administrative Committee and the Trustee may rely on their own determination, including opinion of counsel (who may be counsel to the Company, the Administrative Committee or the Trustee), that a Change in Control has occurred, unless such a determination arises out of the Administrative Committee's or the Trustee's gross negligence or willful misconduct. The Trustee shall have no independent duty to determine whether a Change in Control has occurred, and may rely on the notification, or absence of notification by the Company or Administrative Committee. The Trustee and the Administrative Committee may also request that the Company furnish evidence to determine or to enable the Trustee and the Administrative Committee to determine, whether a Change in Control has occurred. The Trustee's or the Administrative Committee's determination whether a Change in Control has occurred shall be binding and conclusive on all Participants.

                           (h)      "Contract"  shall  mean a  participating  or
                                     --------
nonparticipating insurance and/or annuity contract as described in Article SEVENTH.
                           (i)      "EBP"   shall   mean   the    UCAR    Carbon
                                     ---
Equalization Benefit Plan, as it may be amended From time to time.
                           (j)      "Employment Agreement"   shall   mean   that
                                     --------------------
certain Employment Agreement between G. E. Playford and the Company as it may be amended from time to time.
                           (k)      "ERIP" shall  mean  the UCAR Carbon Enhanced
                                     ----
Retirement Income Plan, as it may be amended from time to time.
                           (l)      "Investment Director" shall  mean the person
                                     -------------------
or entity chosen by the Company or the Chief Financial Officer of the Company prior to a Change in Control, or chosen by the Administrative Committee after a Change in Control, to direct the investment of certain assets in the Trust.
                           (m)      "Investment Manager"    shall    mean     an
                                     ------------------
institution chosen by the Company or the Chief Financial Officer of the Company prior to a Change in Control, or chosen by the Administrative Committee after a Change in Control, to serve as Investment Director.
                           (n)      "Non-Qualified Plans"     shall        mean,
                                     -------------------
collectively, the EBP, ERIP and SRIP.
                           (o)      "Non-Qualified Plans Committee"  shall  mean
                                     -----------------------------
the Non-Qualified Plans Administrative Committee previously established by the Company which is empowered to administer certain provisions of the Trust prior to a Change in Control.
                           (p)      "Participant" shall  mean  a  participant in
                                     -----------
one or more of the Plans.
                           (q)      "Plans"   shall   mean   those   plans   and
                                     -----
agreements  listed  on  Schedule  1  attached  hereto  or  as hereafter added to
Schedule 1.
                           (r)      "Severance Agreements"   shall   mean    the
                                     --------------------
Severance Compensation Agreements between certain individuals and the Company, as in effect from time to time.
                           (s)      "SRIP"   shall   mean    the    UCAR  Carbon
                                     ----
Supplemental Retirement Income Plan, as it may be amended from time to time.
                           (t)      "TCN Plan" shall mean the UCAR TCN Pension
                                     --------
Plan, as it may be amended from time to time.

                           (u)      "Vanguard Trust"  shall   mean   the   trust
                                     --------------
established by the Company with the Vanguard Fiduciary Trust Company to hold assets relating to the Compensation Deferral Account. The Vanguard Trust is not a part of this Trust, but may receive payments under the Benefit Protection Account as provided in Article THIRD.

         SECOND:  Creation of Trust.
         ------   -----------------
                           (a)      The    Company   hereby establishes with the
Trustee and the Trustee hereby accepts a trust consisting of the following property (subject to the rights of the Company to withdraw such property pursuant to Paragraph (f) of this Article SECOND):

                                    (1)     such   cash   or   other    property
acceptable to the Trustee as shall be paid or delivered to the Trustee from time to time as contributions with respect to the Company's obligations under the Non-Qualified Plans, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Non-Qualified Plan Account");

                                    (2)     such   cash   or   other    property
acceptable to the Trustee as shall be paid or delivered to the Trustee from time to time to be used to satisfy future liabilities of the Company with regard to Severance Compensation Agreements between certain individuals and the Company, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Severance Account"); and

                                    (3)     such   cash    or   other   property
acceptable to the Trustee as shall be paid or delivered to the Trustee from time to time to be used to satisfy future liabilities of the Company with regard to the Employment Agreement, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "Employment Agreement Account"); and

                                    (4)     such   cash   or   other    property
acceptable to the Trustee as shall be paid or delivered to the Trustee from time to time to be used to satisfy future liabilities of the Company with regard to the TCN Plan, together with the earnings, income, additions and appreciation thereon and thereto (all of which is hereinafter called the "TCN Plan Account"); and

                                    (5)     such  cash  or an irrevocable letter
of credit that meets the requirements of Paragraph (b) of this Article SECOND in the amount of two hundred fifty thousand dollars ($250,000), together with the earnings thereon, and realized and unrealized gains (net of any losses) attributable thereto (all of which is hereinafter called the "Benefits Protection Account"). Neither the cash nor any other property held in the Benefits Protection Account shall be available for payment of benefits to Participants and Beneficiaries under the Plans.

                           (b)      The  Company may  contribute to the Trust on
behalf of any Account an irrevocable letter of credit (hereinafter referred to as a "L/C"). The following provisions shall be applicable to any such L/C:
                                    (1)     the L/C shall expire no sooner  than
one (1) year from the date of issuance;
                                    (2)     the    Company   shall  continue  to
maintain such L/C in effect until it is replaced by of cash or another irrevocable L/C or the Company withdraws such L/C pursuant to Paragraph (f) of this Article SECOND or this Agreement terminates, whichever occurs first;

                                    (3)     the Company shall  renew or  replace
such L/C at least thirty (30) days before its expiration for an additional period of one (1) year;
                                    (4)     if, prior to a  Change  in  Control,
such L/C, or any renewal thereof, is not renewed or replaced by a L/C delivered to the Trustee at least thirty (30)days before the expiration of the predecessor L/C, the Trustee may draw down the full amount of such L/C and hold the proceeds pursuant to the terms of this Agreement as directed by the Company or Non-Qualified Plans Committee, (unless such L/C is renewed prior to such draw down or the Company arranges to have an amount of cash contributed to the Trust in lieu of such L/C);

                                    (5)     prior to a Change  in  Control,  the
Trustee may also draw down on such L/C as directed by the Company or Non-Qualified Plans Committee ;
                                    (6)     if, after a Change in Control,  such
L/C, or any renewal thereof, is not renewed or replaced by a L/C delivered to the Trustee at least thirty (30) days before the expiration of the predecessor L/C, the Trustee may, at the direction of the Administrative Committee, draw down the full amount of such L/C and hold the proceeds pursuant to the terms of this Agreement (unless such L/C is renewed prior to such draw down or the Company arranges to have an amount of cash contributed to the Trust in lieu of such L/C);

                                    (7)     after   a   Change  in  Control, the
Administrative Committee may also direct the Trustee to draw down on such L/C at any time the Administrative Committee determines the proceeds of such L/C are necessary to allow the Administrative Committee to fulfill its obligations under this Agreement;

                                    (7)     the proceeds of  such  L/C  shall be
available to the Trustee or the Administrative Committee, if applicable, upon the Trustee's presentation of its sight draft;
                                    (8)     the Company  may,   at   any   time,
replace such L/C with another irrevocable L/C having substantially similar terms, or with an equal amount of cash, or any combination thereof;
                                    (9)     any L/C shall  be  issued  by a bank
(including the Trustee) with assets in excess of $20 billion and net worth in excess of $1 billion, shall be reasonably acceptable to the Non-Qualified Plans Committee before a Change in Control, or Administrative Committee after a Change in Control, and shall be in a form as shall be reasonably acceptable to the respective Committee.

                           (c)      The Trustee for  investment  purposes  only,
may commingle all Trust assets and treat them as a single fund, but the records of the Trustee at all times shall show the amounts of the Trust allocable to the Non-Qualified Plans Account, the Severance Account, the Employment Agreement Account, the TCN Plan Account, the Benefits Protection Account and such other account(s) as may subsequently be established under this Trust.

                           (d)      The assets of the Accounts shall be used  to
discharge the obligations of the Company as follows:
                                    (1)     the assets   of  the   Non-Qualified
Plans Account shall be used to discharge the obligations of the Non-Qualified Plans;
                                    (2)     the assets of the Severance  Account
shall be used to discharge the severance obligations
of the Company under the Severance Agreements;
                                    (3)     the assets of  Employment  Agreement
Account shall be used to discharge the obligations of the Company under the Employment Agreement;
                                    (4)     the assets of the TCN  Plan  Account
shall be used to discharge the obligations of the Company under the TCN Plan;
                                    (5)     the   assets   of   the     Benefits
Protection Account may be used as set forth in Paragraph (c) of Article EIGHTH, and Article NINTH;
                                    (6)     after  a  Change of  Control occurs,
the assets of each Account, upon the termination or expiration of the Plan or Agreements for which such Account was established, and the satisfaction of all liabilities with regard to such terminated or expired Plan or Agreements pursuant to Paragraph (d) of Article SEVENTEENTH, shall be distributed among such remaining Account(s) that the Administrative Committee determines in its sole discretion.

                           (e)      The   Trust  created  herein  shall  not  be
revocable by the Company, or by any successor thereto prior to the expiration of the term of the Trust: (1) prior to a Change in Control, without the approval of a majority of the Board of Directors of the Company; or (2) after a Change in Control until the satisfaction of all liabilities under the Plans and the Agreements.

                           (f)      The  Company may, from time to time, add  to
or withdraw from the assets of the Trust, but subject to the termination provisions of Article SEVENTEENTH hereof, such withdrawal may not reduce the property in the Benefits Protection Account, including any L/C, below two hundred fifty thousand dollars ($250,000). The Company may add funds to the Trust at any time and shall designate the Account to which such funds shall be credited. Any such additional funds shall also be available to pay the fees and expenses of the Trustee and/or the Non-Qualified Plans Committee or the Administrative Committee if the amounts transferred pursuant to the Benefits Protection Account are exhausted. Notwithstanding the foregoing, the Company shall not make any withdrawal from the Trust: (1) prior to a Change in Control without the approval of the Non-Qualified Plans Committee; or (2) after a Change in Control, until all liabilities of the Company under the Plans are satisfied and all of the purposes of this Agreement are fulfilled.

         THIRD:   Vanguard Trust.
         -----    --------------

                           Participants in the Vanguard Trust shall be  afforded
the same rights with respect to payments under the Benefits Protection Account as are provided under this Agreement. In all other respects, the Vanguard Trust shall be separate from this Trust and the Trustee shall have no responsibilities or duties with respect to the Vanguard Trust.

         FOURTH:  Payments from the Trust.
         ------   -----------------------
                  (a) Subject to Paragraph (f) of Article SECOND hereof, Paragraph (b) of this Article FOURTH and Paragraph (b) of Article SEVENTEENTH hereof, the Trustee, from time to time upon receipt of direction from the Non-Qualified Plans Committee prior to a Change in Control, and from the Administrative Committee after a Change in Control, shall make payments from the Trust, as specified in such direction to such persons, in such manner and in such amounts as the Non-Qualified Plans Committee or the Administrative Committee, as the case may be, shall direct, and amounts paid pursuant to such direction (or in accordance with Article SEVENTH hereof) thereafter no longer shall constitute a part of the Trust.

                  (b) The Company may, from time to time prior to a Change in Control, furnish the Trustee with certain information regarding the Participants and Beneficiaries under the Plans and the determination of the benefits under the Plans (hereinafter referred to as "Participants Data"). The Trustee shall be entitled to rely on the accuracy of the Participant Data provided by the Company prior to a Change in Control, and shall have no duty to verify the accuracy thereof. The Company shall, after a Change in Control, furnish the Administrative Committee and the Trustee with Participant Data at least once each Plan Year. Such Participant Data shall include (1) names, addresses, dates of birth, and social security numbers of each Participant and Beneficiary in the Plans; (2) the amount and form of benefits under each of the Plans of each Participant and Beneficiary if such Participant would retire or die as of either the last day of such Plan Year or the last day of the Plan Year in which such

Participant attained age 62; (3) earnings history, compensation (cash and deferred) and bonus history of each Participant; (4) amounts payable from the UCAR Carbon Retirement Plan on behalf of each Participant; (5) a schedule of the estimated yearly cash payments under the Plans; and (6) any other information regarding the Plan which the Administrative Committee may reasonably request or which the Administrative Committee may deem necessary to administer this Trust.

                  Following a Change in Control and notwithstanding any other provisions of this Agreement, the Trustee shall, without direction from the Company, to the extent funds are available in the Trust for such purpose, make payments to Participants and Beneficiaries in such manner and in such amounts as the Administrative Committee shall determine they are entitled to be paid under the Plans based on the most recent Participant Data furnished to the Administrative Committee by the Company and any supplemental information furnished to the Administrative Committee by a Participant or Beneficiary upon which the Administrative Committee may reasonably rely in making such determination. The Administrative Committee may make such reasonable inquiry of the Company as is necessary to determine whether any amounts that would otherwise be payable under this Agreement have previously been paid by the Company, and may reasonably rely on any information provided by the Company with regard to such payment. A determination by the Administrative Committee with regard to a Participant's entitlement to payments under the terms of this Agreement shall be binding as to all Participants and the Company.

                  (c) In the event it shall be determined prior to a Change in Control that the Participants and/or Beneficiaries of the Plans are subject to any tax under the terms of the Trust created hereunder, then the Trustee, upon receipt of direction from the Company, shall make payments from the Trust to such persons, in such manner and in such amounts as the Company shall direct, for purposes of (1) paying the amount of Federal, State and Local tax and interest and any penalties thereon which such Participants and/or Beneficiaries may incur arising out of such determination or (2) distributing the interests of Participants and Beneficiaries in the Trust. In the event such a determination is made after a Change in Control occurs, then each Participant or Beneficiary who is subject to such tax, may notify the Administrative Committee, in writing, to direct the Trustee to make payments from the Trust for either of the purposes set forth in section (1) or (2) of the preceding sentence. The Trustee shall not make the payments for the purposes set forth in the first sentence of this Paragraph (c) without such written direction and the Trustee may request such documentation as it reasonably deems necessary to evidence the amount of such payments.

                  (d) Payments to Participants and Beneficiaries pursuant to Paragraphs (b) and (c) of this Article FOURTH shall be made by the Trustee to the extent that Trust funds for such purposes are sufficient to allow such payments. Subject to Paragraph (d) of Article SECOND, in any month in which the Administrative Committee directs the Trustee to make payments from the Trust and the Administrative Committee determines that a particular Account in the Trust does not have sufficient funds to provide for the payment of all amounts otherwise payable to Participants and Beneficiaries in such month under a particular Plan, the Administrative Committee shall multiply the amount otherwise payable to each such Participant or Beneficiary under such Plan during such month by a fraction, the numerator of which is the amount of funds then available for the payment of benefits under such Plan and the denominator of which is the total of the benefits payable prior to such reduction during such month to all Participants and Beneficiaries under such Plan, and direct the Trustee to make payment of the amounts so calculated.

                  (e) After a Change in Control occurs, the Company shall make such contributions to the Trust created hereunder as shall be necessary to ensure the assets of the Trust shall at all times be sufficient to discharge the Company's obligations under the Plans.

                  FIFTH: Investment and Management of Trust Assets. (a) Subject to Paragraphs (b) and (c) of this Article FIFTH, the Trustee shall invest and reinvest the assets of the Trust, without distinction between principal and income, in shares of stock (whether common or preferred) or other evidences of ownership, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, and other property, or part interest in property, foreign or domestic, whether or not productive of income or consisting of wasting assets, and in order to reduce the rate of interest rate fluctuations, contracts, as either buyer or seller, for the future delivery of United States Treasury securities and comparable Federal-Government-backed securities. The Trustee may invest and reinvest any property in the Trust in any other form or type of investment not specifically permitted, or excluded, in this Paragraph (a) of Article FIFTH, so long as such form or type of investment is a form or type of investment approved in writing by the Chief Financial Officer of the Company, or such other person designated by the Company, for the investment of assets of the Trust, and is approved by the Trustee in its capacity as custodian, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, in no event shall the Trust be invested in real estate including, but not limited to, real property, leaseholds, mineral interests, and any form of asset which is secured by any of the foregoing, and provided further, that the Trustee shall not invest or reinvest any of the assets of the Trust in qualifying securities issued by the Company or by an affiliate of the Company, except upon specific written direction from the Company. In the event that the Trustee is directed to invest in qualifying securities issued by the Company, the Trustee may retain any such securities acquired for the Trust at the direction of the Company until the Company directs the Trustee to dispose of them; but no direction of the Company to sell any securities issued by the Company or by an affiliate of the Company shall be binding if it would require the Trustee to violate any law respecting the public distribution of securities. The Trustee shall, subject to the direction of the Company or Administrative Committee as set provided in Paragraphs (b) and (c) of this Article FIFTH, have the following powers:
                                    (1)     To sell, convey,  redeem,  exchange,
grant options for the purchase or exchange of, or otherwise dispose of, any property, at public or private sale, for cash or upon credit, with or without security, without obligation on the part of any person dealing with the Trustee to see to the application of the proceeds of or to inquire into the validity, expediency or propriety of any such disposition;
                                    (2)     To    exercise,  personally  or   by
general or limited proxy, the right to vote any shares of stock, bonds or other securities held in the Trust; to delegate discretionary voting power to trustees of a voting trust for any period of time; and to exercise, personally or by power of attorney, any other right appurtenant to any securities or other property of the Trust;
                                    (3)     To    join   in    or  oppose    any
reorganization, recapitalitation, consolidation, of merger or liquidation, or any plan therefor, or any lease, mortgage or sale of the property any organization the securities of which are held in the Trust; to pay from the Trust any assessments, charges or compensation specified in any plan of reorganization, recapitalization, consolidation, merger or liquidation; to deposit any property with any committee or depositary; and to retain any property allotted to the Trust in any reorganization, recapitalization, consolidation, merger or liquidation;

                                    (4)     To exercise or sell  any  conversion
or subscription or other rights appurtenant to any stock, security or other property held in the Trust;
                                    (5)     To borrow from any lender (including
the Trustee in its individual capacity) money, in any amount and upon any reasonable terms and conditions, for purposes of this Agreement, and to pledge or mortgage any property held in the Trust to secure the repayment of any such loan;
                                    (6)     To compromise, settle or   arbitrate
any claim, debt, or obligation of or against the Trust; to enforce or abstain from enforcing any right, claim, debt or obligation; and to abandon any property determined by it to be worthless;
                                    (7)     To collect and  receive  any and all
money and other property due the Trust and give full discharge therefor;
                                    (8)     To   deposit  cash  into    interest
bearing accounts in the banking department of the Trustee or an affiliated banking organization;
                                    (9)     To  purchase,  enter, sell hold, and
generally deal in any manner in and with contracts for the immediate or future delivery of financial instruments of any issuer or of any other property; the Trustee may also grant, purchase, sell, exercise, permit to expire, permit to be held in escrow, or otherwise acquire, dispose of, hold and generally deal in any manner with and in all forms of options or any combination thereof;
                                    (10)    To commence or defend suits or legal
proceedings to protect any interest of the Trust, and may represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal;
                                    (11) To take  all action   necessary  to pay
for authorized transactions, including borrowing or raising monies from any lender, including the Trustee, in its corporate capacity in conjunction with its duties under this Agreement and upon such terms and conditions as the Trustee may deem advisable to settle security purchases and/or foreign exchange or contracts for foreign exchange, and securing the repayments thereof by pledging all or any part of the Account;
                                    (12)    To appoint custodians, subcustodians
or subtrustees, domestic or foreign (including affiliates of the Trustee), as to part or all of the Trust. The Trustee shall not be responsible or liable for any losses or damages suffered by the Company arising as a result of the insolvency of any custodian, subcustodian or subtrustee, except to the extent to the Trustee was negligent in its selection or continued retention of such agent;
                                    (13)    To hold property in nominee name, in
bearer form, or in book entry form, in a clearinghouse corporation or in a depository (including an affiliate of the Trustee), so long as the Trustee's records clearly indicate that the assets held are a part of the Trust. The Trustee shall not be responsible for any losses resulting from the deposit or maintenance of securities or other property (in accordance with market practice, custom, or regulation) with any recognized foreign or domestic clearing facility, book-entry system, centralized custodial depository, or similar organization;
                                    (14)    To credit the Trust with income and
maturity proceeds on securities on contractual payment date net of any taxes or upon actual receipt n accordance with the Trustee's standard operating procedure, and to the extent the Trustee credits income on contractual payment date, the Trustee may reverse such accounting entries to the contractual payment date if the Trustee reasonably believes that such amount will not be received.
                                    (15)    To  attend  to   the  settlement  of
securities transactions on the basis of either contractual settlement date accounting or actual settlement date accounting in accordance with the Trustee's standard operating procedure, and to the extent the Trustee settles certain securities transactions on the basis of contractual settlement date accounting, the Trustee may reverse to the contractual settlement date any entry relating to such contractual settlement if the Trustee reasonably believes that such amount will not be received.
                                    (16)    To effect settlement of transactions
in trading and processing practices customary in the jurisdiction or market where the transaction occurs. The Company acknowledges that this may, in certain circumstances, require the delivery of cash or securities (or other property) without the concurrent receipt of securities (or other property) or cash. In such circumstances, the Trustee shall have no responsibility for nonreceipt of payment (or late payment) or nondelivery of securities or other property (or late delivery) by the counterparty and
                                    (17)    To generally do all acts, whether or
not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust.
                           (b)      Prior to a Change  in  Control  the  Company
shall direct the Trustee in the exercise of its investment powers, and the Trustee shall have no discretion or duties with respect to investment of any portion of the Trust Fund. The Company shall retain all investment discretion and may appoint and remove one or more Investment Managers from time to time to manage specified portions of the Trust Fund, and the Company shall manage any portion of the Trust Fund for which an Investment Manager is not designated.
                                    (1)     The Chief  Financial  Officer of the
Company  shall  designate  in  writing  an  Investment  Director  or  Investment
Directors for the portion managed by the Company, who are authorized to represent the Company in dealing with the Trustee. Any Investment Director may be an employee of the Company or a subsidiary or affiliate of the Company, or an Investment Manager who is not an employee, subsidiary or affiliate of the Company. Any Investment Manager must be either (i) an investment adviser registered as such under the Investment Advisers Act; or (ii) a bank, as defined in that Act; or (iii) an insurance company qualified to perform services in the management, acquisition or disposition of the assets of the Trust under the laws of more than one State. The Trustee until notified in writing to the contrary shall be fully protected in relying upon any written notice of the appointment of an Investment Director furnished to it by the Company.
                                    (2)     Any  Investment  Director  appointed
pursuant to Paragraph (b)(1) of this Article FIFTH shall have exclusive authority and discretion to manage and control the assets of that Investment Director's Segregated Investment Account. Each Investment Director, from time to time and at any time, may issue orders for the purchase or sale of securities directly to a broker or dealer, and for such purpose the Trustee will upon request execute and deliver to that Investment Director one or more trading authorizations. Written notification of the issuance of each such order shall be given promptly to the Trustee by that Investment Director, and the execution of each such order shall be confirmed by the broker to that Investment Director and to the Trustee. Such notification shall be authority to the Trustee to receive securities purchased against payment therefor and to deliver securities sold against receipt of the proceeds therefrom, as the case may be. In the event of any vacancy in the office of Investment Director, the Company shall be deemed to be the Investment Director of that Investment Director's Segregated Investment Account until an Investment Director shall have been duly appointed to direct the Trustee in the management of the assets of that Investment Director's Segregated Investment Account; and in such event until an Investment Director shall have been so appointed and qualified, references herein to the Company's acting in respect of that Investment Director's Segregated Investment Account pursuant to direction from the Investment Director shall be deemed to authorize the Company to direct the

Trustee on the investment of the assets of that Investment Director's Segregated Investment Account. Each Investment Manager shall designate in writing the persons who are authorized to represent such party in dealing with the Trustee.

                                    (3)     Except as   provided  by  law,   the
Trustee shall have no investment duties with respect to any portion of the Trust Fund. The Trustee shall have no duty to inquire whether investment directions received from the Company, an Investment Director, or an Investment Manager are in accordance with the Plan, or to review the assets purchased, retained or sold. The Trustee shall have no liability by reason of the Trustee's taking or refraining from taking any action in accordance with instructions from or absence of instructions from the Company, an Investment Director, or an Investment Manager pursuant to this Paragraph (b), including, without limiting the generality of the foregoing, any claim or liability that may be asserted against the Trustee on account of failure to receive securities purchased, or failure to deliver securities sold, pursuant to orders issued by an Investment Director or Investment Manager directly to a broker or dealer. The Trustee shall be fully indemnified by the Company for any action taken in accordance with, or any failure to act in the absence of, the Company's, and Investment Director's or an Investment Manager's directions.

                           (c)      After   a   Change  in  Control  occurs  the
Administrative Committee shall have the exclusive authority and discretion to manage and control the Trust assets, and may appoint one or more Investment Directors or Investment Managers, including an affiliate of the Company or the Trustee, to manage the investment of the Trust assets. Pursuant to such authority and discretion, the Administrative Committee, or any Investment Manager or Investment Director appointed pursuant to this Paragraph (c), may exercise, from time to time and at any time, the powers and discretion of the Company pursuant to Paragraph (b) of this Article FIFTH, and to the extent that the Trustee is not designated as Investment Manager, the Trustee's duties and liability with respect to the Trust Fund after a Change in Control shall be the same as set forth in Paragraph (b) (3) of this Article FIFTH,

         SIXTH:  Administrative Powers. The Trustee  shall  have and in its sole
         -----   ---------------------
and absolute discretion may exercise from time to time and at any time the following administrative powers and authority with respect to the Trust:

                           (a)      To hold property of  the  Trust  in  its own
name or in the name of a nominee or nominees, without disclosure of the Trust, or in bearer form so that it will pass by delivery, or in book entry form, in a clearinghouse corporation or in a depository (including an affiliate of the Trustee); provided that the Trustee's books and records shall at all times show that such property is part of the Trust;

                           (b)      To continue to hold any property of the
Trust whether or not productive of income; to reserve from investment and keep unproductive of income, without liability for interest, cash temporarily awaiting investment and such cash as it deems advisable or as the Company from time to time may specify prior to a Change in Control in order to meet the administrative expenses of the Trust or anticipated distributions therefrom;

                           (c)      To organize and incorporate under the laws
of any state it may deem advisable one or more corporations (and to acquire an interest in any such corporation that it may have organized and incorporated) for the purpose of acquiring and holding title to any property, interests or rights that the Trustee is authorized to acquire under Article FIFTH hereof;

                           (d)      To employ in the management of the Trust
suitable agents, without liability for any loss occasioned by any such agents selected by the Trustee with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

                           (e)      To make, execute and deliver, as Trustee,
any  deeds,  conveyances,  leases,  mortgages,  contracts,  waivers  or    other
instruments in writing that the Trustee may deem necessary or desirable in the exercise of its powers under this Agreement; and

                           (f)      To  do  all  other acts that the Trustee may
deem necessary or proper to carry out any of the powers set forth in Articles FIFTH, SIXTH, and SEVENTH hereof or otherwise in the best interests of the Trust.

SEVENTH:  Insurance and Annuity Contracts.
-------   -------------------------------
                           (a)      The Trustee, upon  written  direction of the
Company prior to a Change in Control, or from the Administrative Committee after a Change in Control, shall pay from the Trust such sums to such insurance company or companies for the purpose of procuring participating or nonparticipating insurance and/or annuity contracts for the Trust (hereinafter in Article SEVENTH referred to as "Contracts"). The Company, both prior to and after a Change in Control, shall prepare, or cause to be prepared in such form as it shall prescribe, the application for any Contract to be applied for. The Trustee shall receive and hold in the Trust, subject to the provisions hereinafter set forth in this Article SEVENTH, all Contracts so obtained.

                           (b)      The   Trustee   shall   be  the complete and
absolute owner of Contracts held in the Trust and, upon written direction of the Company prior to a Change in Control, shall have the power, without the consent of any other person, to exercise any and all of the rights, options or privileges that belong to the absolute owner of any Contract held in the Trust or that are granted by the terms of any such Contract or by the terms of this Agreement. Prior to a Change in Control, the Trustee shall have no discretion with respect to the exercise of any of the foregoing powers or to take any other action permitted by any Contract held in the Trust, but shall exercise such powers or take such action only upon the written direction of the Company and the Trustee shall have no duty to exercise any of such powers or to take any such action unless and until it shall have received such direction. The Trustee, upon the written direction of the Company prior to a Change in Control, shall deliver any Contract held in the Trust to such person or persons as may be specified in the direction. After a Change in Control, the Trustee shall exercise such powers, or take any other action described above, only upon the written direction of the Administrative Committee.

                           (c)      The Trustee  shall  hold  in  the  Trust the
proceeds of any sale, assignment or surrender of any Contract held in the Trust and any and all dividends and other payments of any kind received in respect of any Contract held in the Trust.

                           (d)      Upon  the written direction of  the  Company
prior to a Change in Control, the Trustee shall pay from the Trust premiums, assessments, dues, charges and interest, if any, upon any Contract held in the Trust. The Trustee shall have no duty to make any such payment unless and until it shall have received such direction. After a Change in Control, the Trustee shall pay from the Trust premiums, assessments, dues, charges and interest, if any, upon any Contact held in the Trust, only upon direction from the Administrative Committee.

                           (e)      No insurance  company  that  may  issue  any
Contact or Contracts held in the Trust shall be deemed to be a party to this Agreement for any purpose, or to be responsible in any way for the validity of this Agreement or to have any liability under this Agreement other than as stated in each Contract that it may issue. Any insurance company may deal with the Trustee as sole owner of any Contract issued by it and held in the Trust, without inquiry as to the authority of the Trustee to act, and may accept and rely upon any written notice, instruction, direction, certificate or other communication from the Trustee believed by it to be genuine and to be signed by an officer of the Trustee and shall incur no liability or responsibility for so doing. Any sums paid out by any insurance company under any of the terms of a Contract issued by it and held in the Trust either to the Trustee, or, in accordance with its direction, to any other person or persons designated as payees in such Contract shall be a full and complete discharge of the liability to pay such sums, and the insurance company shall have no obligation to look to the disposition of any sums so paid. No insurance company shall be required to look into the terms of this Agreement, to question any action of the Trustee or to see that any action of the Trustee is authorized by the terms of this Agreement.

                           (f)      Anything  contained  herein  to the contrary
notwithstanding, neither the Company, the Administrative Committee nor the Trustee shall be liable for the refusal of any insurance company to issue or change any Contract or Contracts or to take any other action requested by the Trustee; nor for the form, genuineness, validity, sufficiency or effect of any Contract or Contracts held in the Trust; nor for the act of any person or persons that may render any such Contract or Contracts null and void; nor for the failure of any insurance company to pay the proceeds and avails of any such Contract or Contracts as and when the same shall become due and payable; nor for any delay in payment resulting from any provision contained in any such Contract or Contracts; nor for the fact that for any reason whatsoever (other than their own negligence or willful misconduct) any Contract or Contracts shall lapse or otherwise become uncollectable.

                           (g)      After   a     Change    in    Control,   the
Administrative Committee shall exercise any of the powers set forth in this Article SEVENTH, including the power to negotiate for and purchase Contracts the rates of return and maturity dates of which may reasonably be expected to yield assets of the Trust sufficient to discharge any or all of the obligations of the Company under the Plans.

         EIGHTH:  Taxes, Expenses and Compensation of Trustee, the Non-Qualified
         ------   --------------------------------------------------------------
 Plans Committee and the Administrative Committee.
 -------------------------------------------------
                           (a)      It is the intent of the Company and the
Trustee that the Company shall be responsible for determining and effecting all federal, state and local tax aspects of the Plans and the Trust, including without limitation the payment of income taxes on the Trust's income, if any, any required withholding of income or other payroll taxes in connection with the payment of benefits from the Trust pursuant to the Plan, and all reporting required in connection with any such taxes. To the extent that the Company is required by applicable law to pay or withhold such taxes or to file such reports, such obligation shall be a responsibility allocated to the
Company, as the case may be, hereunder. To the extent the Trustee is required by applicable law to pay or withhold such taxes or to file such reports, the Company shall inform the Trustee of such obligation, shall direct the Trustee with respect to the performance of such obligations and shall provide the Trustee with all information required by the Trustee to meet such obligations.

                           The Company  shall pay any Federal,  State,  Local or
other taxes imposed or levied with respect to the corpus and/or income of the Trust or any part thereof under existing or future laws, and the Company, or the Administrative Committee, if applicable, in their discretion, or the Trustee, in its discretion, may contest the validity or amount of any tax, assessment, claim or demand respecting the Trust or any part thereof. Upon direction from the Administrative Committee, the Trustee shall deduct any payroll taxes required to be withheld with respect to any payments made pursuant to the Trust.

                           (b)      The  Trustee,  without  direction  from  the
Company, or the Administrative Committee, if applicable, shall pay from the Trust the reasonable and necessary expenses and compensation of counsel and all other reasonable and necessary expenses of managing and administering the
Trust and the Administrative Committee that are not paid by the Company including, but not limited to, Participant record keeping expenses, investment management fees, computer time charges, data retrieval and input costs, charges for time expended by personnel of the Trustee in fulfilling the Trustee's duties, expenses incurred by the members of the Non-Qualified Plans Committee or the Administrative Committee in performance of their duties, and the compensation of the Administrative Committee.

                           (c)      The Company shall pay all administrative and
Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust. The Trustee shall be entitled to fees for services, as mutually agreed, between the Company and the Trustee prior to a Change in Control and between the Administrative Committee and the Trustee following a Change in Control. The Company acknowledges that as part of the Trustee's compensation, the Trustee may earn interest on balances including disbursement balances and balances arising from purchase and sale transactions. If the Trustee advances cash or securities to the Trust for any purpose, including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Trustee shall incur or be assessed taxes, interest, charges, expenses, assessments, or other liabilities in connection with the performance of this Agreement, except such as may arise from its own negligent action, negligent failure to act or willful misconduct, any property at any time held in the Trust Fund shall be security therefor and the Trustee shall be entitled to collect from the Trust sufficient cash for reimbursement, and if such cash is insufficient, dispose of the assets of the Trust Fund to the extent necessary to obtain reimbursement. To the extent the Trustee advances funds to the Trust for disbursements or to effect the settlement of purchase transactions, the Trustee shall be entitled to collect from the Trust either (i) with respect to domestic assets, an amount equal to what would have been earned on the sums advanced (an amount approximating the "federal funds" interest rate) or (ii) with respect to non-domestic assets, the rate applicable to the appropriate foreign market.

                           (d)      After a Change in Control, the Trustee shall
bill the Company directly, on a monthly basis, for all expenses described in Paragraph (b) of this Article EIGHTH and all fees described in Paragraph (c) thereof which amounts shall be immediately due and payable except as otherwise provided in Paragraph (c). If such amounts are not paid by the Company within thirty (30) days of the billing date, the Trustee may pay such amounts from the Benefits Protection Account. The Trustee may take such action as it deems necessary to recover such amounts from the Company; provided that the Trustee shall be obligated to take action, on a best efforts basis, if the Company's failure to pay causes a reduction below $250,000 in the assets of the Trust attributable to the Benefits Protection Account.

         NINTH:  General Duties of Trustee and Investment Director.
         -----   -------------------------------------------------
                    (a) Subject to Article SEVENTEENTH hereof, the Trustee, any Investment Director appointed pursuant to Paragraph (b) of Article FIFTH, and any Investment Manager appointed pursuant to Paragraph (c) of Article FIFTH, shall discharge their duties under this Agreement solely in the interest of the Participants in the Plans and their Beneficiaries and (1) for exclusive purpose the of providing benefits to such Participants and their Beneficiaries and (1) for defraying reasonable expenses of administering the Plans; and (2) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and (3), where applicable, by diversifying the investments of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; but the duties and obligations of the Trustee and any Investment Director shall be limited to those expressly imposed upon them by this Agreement notwithstanding any reference herein to the Plans.

                    (b)(1) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan (as certified to the Trustee by the Company) or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a third party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

                    (2) The Trustee is not a party to, and has no duties or responsibilities under, the Plans other than those that may be expressly contained in this Agreement. In any case in which a provision of this Agreement conflicts with any provision in the Plans, this Agreement shall control.

                    (3) The Trustee shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, direction, instruction, consent, certification or other instrument believed by it to be genuine and delivered by the proper party or parties.

                    (4) The Company  agrees to indemnify  and hold  harmless the
Trustee, its parent, subsidiaries and affiliates, and each of their respective officers, directors, employees and agents from and against all liability, loss and expense, including reasonable attorneys' fees and expenses incurred by the Trustee or any of the foregoing indemnitees arising out of or in connection with this Agreement, except as a result of the Trustee's own negligence or misconduct. This indemnification shall survive the termination of this Agreement.

                    (5) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be liable for such payments, except as a result of any litigation which arises out of the Trustee's own negligence or misconduct. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

                    (6) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

                    (7) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

                    (8) The Trustee shall have without exclusion, all powers conferred on Trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

                    (9) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.770l-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

                    (10) Notwithstanding anything in this Agreement to the contrary contained herein, the Trustee shall not be responsible or liable for its failure to perform under this Agreement or for any losses to the Trust resulting from any event beyond the reasonable control of the Trustee, its agents or custodians, including but not limited to nationalization, strikes, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Trust's property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event. This Section shall survive the termination of this Agreement.

                    (11) The Trustee shall not be liable for any act or omission of any other person in carrying out any responsibility imposed upon such person and under no circumstances shall the Trustee be liable for any indirect, consequential, or special damages with respect to its role as Trustee.

                    (12) If the Company or the Administrative Committee directs the Trustee to invest the Trust Fund in securities or other obligations of the Company, or the Company contributes to the Trust Fund such securities, then the Trustee shall have no fiduciary or other liability for decisions to purchase or hold such investments. Also, the Non-Qualified Plans Committee prior to a Change in Control and the Administrative Committee after a Change in Control shall direct the Trustee as to the voting of any Company stock held in the Trust. The Company shall indemnify the Trustee for any liabilities that arise on account of such contributions or investments. This Section shall survive the termination of this Agreement.

                    (c)(1)  Within  thirty  (30) days after a Change in Control, the Company shall notify Participants and Beneficiaries of the Plans, in a manner approved by the Administrative Committee, in writing of the Administrative Committee's availability to aid them in pursuing any claims they may have against the Company under the terms of those of the Plans under which they are covered. If the Company fails to do so, the Administrative Committee shall notify Participants and Beneficiaries of the Plans in writing of the Administrative Committee's availability to aid them in pursuing any claims they may have against the Company under the terms of those of the Plans under which they are covered.

                    (2)  If,  after  a  Change  of  Control,  a  Participant  or
Beneficiary of a Plan notifies the Administrative Committee that the Company (or insurance company, contract administrator or any other party, if applicable) has refused to pay a claim asserted by the Participant or Beneficiary under any of the Plans, and the Administrative Committee determines that the assets held in the Accounts are not available to pay such claim, then, unless the Administrative Committee shall determine that the claim has no basis in law and fact (in which case the Administrative Committee shall notify the Participant or Beneficiary of such determination and shall take no further action with respect to the claim), the Administrative Committee:

                           (A) will promptly attempt to negotiate with the Company (or insurance company, contract administrator or other party, if applicable)to obtain payment, settlement, or other disposition of the claim, subject to the consent of the Participant or Beneficiary;

                           (B) will if (i) negotiations fail after sixty (60) days of their commencement to result in a payment, settlement or other disposition agreeable to the Participant or Beneficiary (hereafter referred to in this Paragraph (c) of Article NINTH as the "Plaintiff"),
         (ii) the Administrative Committee at any time reasonably believes further negotiations not to be in the Plaintiffs best interest, or
         (iii) any applicable statute of limitations would otherwise expire within sixty (60) days, upon the receipt of written authorization from the Plaintiff in substantially the form attached as Exhibit A hereto, institute and maintain legal proceedings (the "Litigation") against the Company or other appropriate person or entity to recover on the claim on behalf of the Plaintiff; and

                           (C) may, subject to the written consent of the Plaintiff, settle or discontinue the Litigation. The Administrative Committee shall direct the course of the Litigation and shall keep the Plaintiff informed of the progress of the Litigation as the Administrative Committee deems appropriate, but no less frequently than quarterly. If, during the Litigation, i) the Plaintiff directs in writing that the Litigation on behalf of the Plaintiff be settled or discontinued, the Administrative Committee shall take all appropriate action to follow such direction, provided that the written direction specifies the terms and conditions of the settlement or discontinuance, and further provided that the Plaintiff, if requested by the
         Administrative   Committee,   shall   execute   and   deliver   to  the
         Administrative Committee a document in a form acceptable to the Administrative Committee releasing and holding harmless the
         Administrative   Committee  from  any  liability   resulting  from  the
         Administrative Committee following such direction; or (iii) the Plaintiff refuses to consent to the settlement or other disposition of the Litigation on terms recommended in writing by the Administrative Committee, the Administrative Committee may proceed, in its sole and absolute discretion, to take such action as it deems appropriate in the Litigation, including settlement or discontinuance of the Litigation, provided that the Administrative Committee shall afford the Plaintiff at least fourteen (14) days' advance notice of any decision to settle or otherwise discontinue the Litigation, subject to the provisions of the following sentence.

                  If, at any time, the Plaintiff (x) revokes in writing (in substantially the form attached as Exhibit B hereto) the authorization of the Administrative Committee to proceed on his behalf and delivers such writing to the Administrative Committee and (y) appoints his own counsel and so notifies the Administrative Committee in writing, whose fees and expenses are not to be paid by the Trust and who shall appear in the Litigation on behalf of the Plaintiff in lieu of counsel retained by the Administrative Committee, then the Administrative Committee shall not be authorized to proceed in the Litigation on behalf of the Plaintiff. Thereafter, the Administrative Committee shall have no obligation to proceed further on behalf of such Plaintiff or to pay any costs or expenses incurred in the Litigation after the date of the delivery of such writing.

                  The Administrative Committee is empowered to retain, at the expense of the Trust, counsel and other appropriate experts, including actuaries and accountants, to aid it in making any determination under this Paragraph (c) of Article NINTH and in determining whether to pursue or settle any Litigation. The Administrative Committee shall have the discretion to determine the form and nature that any Litigation against the Company or other appropriate person or entity shall take, and the procedural rules and laws applicable to such Litigation shall supersede any inconsistent provision of this Agreement.

                  (d) Subparagraph (ii)(2) shall be inapplicable in respect of any Litigation involving the payment of benefits under any Plan in which the Administrative Committee is named a defendant. Any Plaintiff in an action in which the Administrative Committee or the Trustee is named a defendant shall engage his own counsel, whose fees and expenses shall be paid by the Plaintiff, provided, however, that the Administrative Committee shall pay out of the assets of the Benefits Protection Account of the Trust any legal fees and costs awarded to the Plaintiff by a court in such Litigation.

                  (e) In the event the Administrative Committee determines that the claim of a Participant or Beneficiary has no basis in law or fact and such Participant or Beneficiary pursues such claim against the Company, then the Administrative Committee shall reimburse the Participant or Beneficiary out of the assets of the Benefits Protection Account for any reasonable legal fees and other reasonable costs incurred in pursuing such claim if such Participant or Beneficiary obtains a settlement or final judgment of a court of competent jurisdiction under which the Participant or Beneficiary is to receive not less than 50% of the amount originally claimed to the Administrative Committee as the amount owed by the Company.

                  (f) With respect to claims by holders of Severance Compensation Agreements, such holders may elect to pursue their own claim (with counsel of their choice) or to have the Administrative Committee pursue such claim. In the event such holders elect to pursue their own claims, the Administrative Committee shall promptly reimburse such holders for all attorneys fees and other expenses incurred to the extent the Company does not pay such amounts as provided in the Severance Compensation Agreements.

                  (g) The Company will, prior to a Change in Control, designate legal counsel to the Administrative Committee at the expense of the Trust after a Change in Control, to enforce the rights of Participants and Beneficiaries to benefits under the Plans, as described above. If the designated counsel declines to provide representation because of an ethical or legal conflict of interest, or the Administrative Committee is not satisfied with the quality of representation provided, the Administrative Committee, may, from time to time, dismiss the designated firm or any successor and engage another qualified law firm for this purpose including the same law firm which represents the Administrative Committee with respect to its responsibilities as Administrative Committee under this Agreement. The Company may not dismiss or engage such counsel or cause the Administrative Committee to engage or dismiss such counsel after a Change in Control.

         TENTH:  General Duties of the Administrative Committee

                  (a) Subject to Article SEVENTEENTH hereof, after a Change in Control, the Administrative Committee shall discharge their duties under this

Agreement solely in the interest of the Participants in the Plans and their beneficiaries and (1) for the exclusive purpose of providing benefits to such Participants and their beneficiaries and defraying reasonable expenses of administering the Plans; and (2) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and (3), by diversifying the investments of the Trust so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; but the duties and obligations of the Administrative Committee shall be limited to those expressly imposed upon them by this Agreement notwithstanding any reference herein to the Plans.

                  (b) The Administrative Committee shall consist of either three
(3) or five (5) members who, prior to a Change in Control, shall be appointed by, and serve at the pleasure of, the Board of Directors of the Company. The Board may, at any time prior to a Change in Control, designate the members of the Administrative Committee, fill vacancies or require the resignation of one or more of the members of the Administrative Committee with or without cause. In the event that a vacancy or vacancies shall occur on the Administrative Committee prior to a Change in Control, the remaining member or members shall act as the Administrative Committee until the Board fills such vacancy or vacancies. However, upon a Change in Control, no member may be removed, for any reason, by the Board. In the event that a vacancy occurs after a Change in Control, the Board shall have no authority to fill such vacancy and the remaining members of the Administrative Committee shall select a replacement to serve on the Administrative Committee. No person shall be ineligible to be a member of a Administrative Committee because he is, was or may become entitled to benefits under any of the Plans; or because he is a director and/or employee of the Company, Affiliate or a Trustee; provided, that no Participant who is a member of the Administrative Committee shall participate in any determination by the Administrative Committee specifically relating to the calculation or disposition of his benefits under any of the Plans. Prior to a Change in Control, the Board may appoint a member of the Administrative Committee to be the Chairman of the Administrative Committee. Upon a Change in Control, the Administrative Committee shall be responsible for appointing a member of the Administrative Committee as the Chairman of the Administrative Committee.

                  (c) Except as otherwise expressly provided in this Agreement or by the Board of Directors prior to a Change in
Control:
                           (1)      After a Change in Control, the
Administrative Committee shall have the authority to invest and manage the assets of the Trust, including the assets of the Vanguard Trust, pursuant to Article FIFTH.

                           (2)      The Administrative Committee shall have  all
powers necessary or helpful for the carrying out of its responsibilities, and the decisions or actions of the Administrative Committee in good faith in respect of any matter hereunder shall be conclusive and binding upon all parties concerned.

                           (3)      The Administrative Committee may delegate to
one or more of its members or any other person the right to act on its behalf with respect to the implementation of a decision of the Administrative Committee.
                           (4)      After a Change in Control, subject to
Paragraph (b) of Article SEVENTEENTH, the Administrative Committee, by action of a majority of its members, shall have the authority to amend this Agreement. No amendment shall be made without the Trustee's consent thereto in writing if, and to the extent that, the effect of such amendment is to increase the Trustee's responsibilities hereunder. Such proposed amendment shall be delivered to the Trustee as a written instrument of amendment, duly executed and acknowledged by the Administrative Committee. The Trustee's consent shall not be required for the termination of the Trust or its removal as Trustee.

                           (5)      Without  limiting   the generality  of   the
foregoing, the Administrative Committee shall have full discretionary authority to:
                                    (i)     Determine all questions arising  out
                   of  or   in connection  with the terms and provisions of this
                  Agreement except as otherwise expressly provided herein;

                                    (ii)  Make  rules  and  regulations  for the
                  administration of the Trust which are not inconsistent with the terms and provisions of this Agreement, and fix the annual accounting period of the Trust, which shall initially be the calendar year;

                                    (iii)   Construe   all  terms,   provisions,
                  conditions  and  limitations  to the  Trust;

                                    (iv) Determine all questions relating to the
                  administration the Trust (i) when disputes arise between the Company and a Participant or his/her Beneficiary, spouse or legal representatives and (ii) whenever the Administrative Committee deems it advisable to determine such questions in order to promote the uniform administration of the Trust; and

                                    (v) Monitor the  performance  of the Trustee
                  or any Investment Director for the Trust. In order to accomplish this, the Administrative Committee shall meet with the Trustee or any Investment Director, at such time as the Administrative Committee shall determine, and the Administrative Committee shall request the Trustee or any Investment Director to present a full report on the financial position of the Trust under the control of any Investment Director; and

                                    (vi)  Make  rules  and  regulations  for the
                  administration of the Administrative Committee which are not inconsistent with the terms and provisions of this Agreement.
                           The foregoing list of powers is not  intended  to  be
either complete or exclusive, and the Administrative Committee shall, in addition, have such powers as may be necessary for the performance of its duties under the Trust.
                           (d) The Administrative Committee  shall  advise   the
Trustee in writing with respect to all benefits which become payable under the terms of the Trust and shall direct the Trustee to pay such benefits to or on order of the Administrative Committee.

                           (e)      The Administrative Committee may employ such
counsel, including legal counsel, actuaries, accountants, investment advisors, physicians, agents and such clerical and other services as it may require in carrying out the provisions of the Trust. Unless paid by the Company, the Administrative Committee shall charge the fees, charges and costs resulting from such employment as an expense of the Trust. Unless otherwise provided by law, any person so employed by the Administrative Committee may be legal or other counsel to the Company, an affiliate, a member of the Administrative Committee or an officer or member of the Board of Directors or an affiliate.

                           (f)      Each member of the Administrative Committee
shall receive compensation, as mutually agreed between the Company and the Administrative Committee prior to a Change in Control, or as determined by the Administrative Committee after a Change in Control, for their services in connection with the Trust.

                           (g)      The Administrative Committee may purchase
such fiduciary liability insurance or such other insurance as it deems necessary relating to the performance of its obligations hereunder. Unless paid by the Company, the Administrative Committee shall charge the premiums and charges resulting from such insurance as an expense of the Trust.

         ELEVENTH: General Duties of the Non-Qualified Plans Committee. Subject to Article SEVENTEENTH hereof, the Non-Qualified Plans Committee shall discharge their duties under this Agreement solely in the interest of the Participants in the Plans and their beneficiaries and (1) for the exclusive purpose of providing benefits to such Participants and their beneficiaries and defraying reasonable expenses of administering the Plans; and (2) with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

         TWELFTH: Indemnification. The Company agrees, to the extent permitted by law, to indemnify and hold the Trustee, the Non-Qualified Plans Committee and the Administrative Committee harmless from and against any liability that they may incur in the administration of the Trust, unless arising from the Trustee's, the Non-Qualified Plans Committee's or the Administrative Committee's own gross negligence or willful breach of the provisions of its obligations under this Agreement. If the Company fails to indemnify and hold the Trustee, the Non-Qualified Plans Committee or the Administrative Committee harmless from and against any liability that they may incur in the administration of this Trust pursuant to this Article TWELFTH, the Test shall indemnify the Trustee, the Non-Qualified Plans Committee or the Administrative Committee to the extent permitted by law. The Trustee, the Non-Qualified Plans Committee or the Administrative Committee shall not be required to give any bond or any other security for the faithful performance of its duties under this Agreement except as required by law.

         THIRTEENTH:  No Duty To Advance Funds.  The   Trustee  shall   have  no
         ----------   ------------------------
obligation to advance its own funds for the purposes of fulfilling its responsibilities under this Agreement.


         FOURTEENTH:  Accounts.
         ----------   --------
         (a)(1) The Trustee shall keep accurate and detailed accounts of all its receipts, investment and disbursements under this Agreement on a calendar year basis, accounting for each Account on a separate basis. Prior to a Change in Control, the Non-Qualified Plans Committee and, after a Change in Control, the Administrative Committee, shall be allowed to inspect the books of account relating to the Trust upon request at any reasonable time during the regular business hours of the Trustee.

                  (2) Within 60 days after the close of each calendar year, the Trustee shall transmit to the Company, and to the Administrative Committee after a Change in Control, and certify the accuracy of, a written statement of the assets and liabilities of the Trust, showing the current value of each asset at that date, and a written account of all the Trustee's transactions relating to the Trust during the period from the last previous accounting to the close of that year. The report of any such valuation shall not constitute a representation by the Trustee that the amounts reported as fair market values would actually be realized upon the liquidation of the Trust. For the purposes of this Subparagraph, the date of the Trustee's resignation or removal as provided in Article SIXTEENTH hereof or the date of termination of the Trust as provided in Article SEVENTEENTH hereof shall be deemed to be the close of a year.

                  (3) Unless the Company (or the Administrative Committee, after a Change in Control) shall have filed with the Trustee written exceptions or objections to any such statement and account within 120 days after receipt thereof, the Company (or the Administrative Committee, after a Change in Control) shall be deemed to have approved such statement and account; and in such case or upon the written approval by the Company (or the Administrative Committee, after a Change in Control) of any such statement and account, the Trustee shall be forever released and discharged with respect to all matters and things contained in such statement and account as though it had been settled by decree of a court of competent jurisdiction in an action or proceeding to which the Company (or the Administrative Committee, after a Change in Control) and all persons having any beneficial interest in the Trust were parties.

         (b) Nothing contained in this Agreement or in the Plans shall deprive the Trustee of the right to have a judicial settlement of its accounts. In any proceeding for a judicial settlement of the Trustee's accounts or for instructions in connection with the Trust, the only other necessary party thereto in addition to the Trustee shall be the Company. If the Trustee so elects, it may bring in as a party or parties defendant any other person or persons. No person interested in the Trust, other than the Company, shall have a right to compel an accounting, judicial or otherwise, by the Trustee, and each such person shall be bound by all accountings by the Trustee to the Company, as herein provided, as if the account had been settled by decree of a court of competent jurisdiction in an action or proceeding to which such person was a party.

         FIFTEENTH:  Administration of the Plans: Communications.
         ---------   -------------------------------------------
                  (a) The Company and/or the Non-Qualified Plans Committee or the Administrative Committee shall administer the Plans as provided therein and subject to Paragraph (b) of Article FOURTH and Paragraph (c) of Article NINTH hereof, or subject to any other delegation by the Company and/or the Non-Qualified Plans Committee or the Administrative Committee and assumption by the Trustee of the duties of administering the Plans, the Trustee shall not be responsible in any respect for administering the Plans nor shall the Trustee be responsible for the adequacy of the Trust to meet and discharge all payments and liabilities under the Plans. The Trustee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by an employee of the Company or a member of the Non-Qualified Plans Committee or the Administrative Committee who is authorized to execute and deliver, in the name and on behalf of the Company or the Non-Qualified Plans Committee or the Administrative Committee, documents or instruments relating to the Trust. The Company and/or the Non-Qualified Plans Committee or the Administrative Committee, from time to time, shall furnish the Trustee with the names and specimen signatures of the Authorized Persons and shall promptly notify the Trustee of the termination of office of any Authorized Person and the appointment of a successor thereto. Until notified to the contrary, the Trustee shall be fully protected in relying upon the most recent list of Authorized Persons furnished to it by the Company and/or the Non-Qualified Plans Committee or the Administrative Committee.

                  (b) Any action required by any provision of this Agreement to be taken by the Board of Directors of the Company shall be evidenced by a resolution of such Board of Directors certified to the Trustee by the Secretary or an Assistant Secretary of the Company under its corporate seal, and the

Trustee shall be fully protected in relying upon any resolution so certified to it. Unless other evidence with respect thereto has been specifically prescribed in this Agreement, any other action of the Company and/or the Non-Qualified Plans Committee or the Administrative Committee under any provision of this Agreement, including any approval of or exceptions to the Trustee's accounts, shall be evidenced by a certificate signed by an Authorized Person, and the Trustee shall be fully protected in relying upon such certificate. The Trustee may accept a certificate signed by an Authorized Person as proof of any fact or matter that it deems necessary or desirable to have established in the administration of the Trust (unless other evidence of such fact or matter is expressly prescribed herein), and the Trustee shall be fully protected in relying upon the statements in the certificate.

                  (c) The Trustee shall be entitled conclusively to rely upon any written notice, instruction, direction, certificate or other communication believed by it to be genuine and to be signed by an Authorized Person, and the Trustee shall be under no duty to make investigation or inquiry as to the truth or accuracy of any statement contained therein.

                  (d)  Until   written   notice   is  given  to  the   contrary,
communications to the Trustee shall be sent to it at its office at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, Attention: Ralph Phelleps; communications to the Company shall be sent to it at its office at 3102 West End Avenue, Nashville, Tennessee 37203, Attention: General Counsel and Director of Human Resources, communications to the Non-Qualified Plans Committee shall be sent to it at 3102 West End Avenue, Nashville, Tennessee 37203, and communications to the Administrative Committee of the UCAR Carbon Benefits Protection Trust shall be sent to it at 3102 West End Avenue, Nashville, Tennessee 37203.

         SIXTEENTH:  Resignation or Removal of Trustee.
         ---------   ---------------------------------
                  (a) The Trustee may resign at any time upon 120 days' written notice to the Company, and to the Administrative Committee after a Change in Control, or such shorter period as is acceptable to the Company and the Administrative Committee. However, such resignation shall not become effective unless and until a successor trustee is appointed. If such resignation occurs before a Change in Control, the Company shall appoint a successor trustee. If such resignation occurs after a Change in Control, the Administrative Committee shall have the right to appoint a successor trustee. In either case, the Company or the Administrative Committee, as the case may be, shall diligently seek to obtain a successor trustee. Until the appointment of a successor trustee, the Trustee shall continue to perform its duties hereunder until the successor trustee is in place, and the Trustee shall be entitled to expenses and fees through the effective date of its resignation as Trustee.

                  (b) The Company, by action of its Board of Directors before a Change in Control, and the Administrative Committee after a Change in Control, may remove the Trustee upon 30 days written notice to the Trustee, or upon shorter notice if acceptable to the Trustee. The Company may not remove the Trustee after a Change in Control. In the event it resigns or is removed, the Trustee shall have a right to have its accounts settled as provided in Article FOURTEENTH hereof.

                  (c) Each successor trustee shall have the powers and duties conferred upon the Trustee in this Agreement, and the term "Trustee" as used in this Agreement shall be deemed to include any successor trustee. Upon designation or appointment of a successor trustee, the Trustee shall transfer and deliver the Trust to the successor trustee, reserving such sums as the Trustee shall deem necessary to defray its expenses in settling its accounts, to pay any of its compensation due and unpaid and to discharge any obligation of the Trust for which the Trustee may be liable. If the sums so reserved are not sufficient for these purposes, the Trustee shall be entitled to recover the amount of any deficiency from either the Company or the successor trustee, or both. When the Trust shall have been transferred and delivered to the successor trustee and the accounts of the Trustee have been settled as provided in Article FOURTEENTH hereof, the Trustee shall be released and discharged from all further accountability or liability for the Trust and shall not be responsible in any way for the further disposition of the Trust or any part thereof.

         SEVENTEENTH:  Amendment of Agreement: Termination of Trust.
         -----------   --------------------------------------------
                  (a) Subject to Paragraph (b) of this Article SEVENTEENTH and Article TENTH, the Company expressly reserves the right at any time prior to a Change in Control to amend or terminate this Agreement and the Trust created thereby to any extent that it may deem advisable. No amendment shall be made without the Trustee's consent thereto in writing if, and to the extent that, the effect of such amendment is to increase, or otherwise change, the Trustee's responsibilities hereunder. Such proposed amendment shall be delivered to the Trustee as a written instrument of amendment, duly executed and acknowledged by the Company and accompanied by a certified copy of a resolution of the Board of Directors of the Company authorizing such amendment. Notwithstanding the foregoing, the Non-Qualified Plans Committee shall also have the right to amend this Agreement in such manner as is set forth in this Article SEVENTEENTH, without any authorization from the Board of Directors of the Company, provided that the annual cost to the Company of such amendments, determined without regard to the effective date of such amendments, does not exceed five hundred thousand dollars ($500,000). The Company also shall deliver to the Trustee a copy of any modifications or amendments to the Plans. The Trustee's consent shall not be required for the termination of the Trust or its removal as Trustee.

                  (b) Notwithstanding any other provisions of this Agreement, the provisions of this Agreement and the Trust created hereby may be amended or terminated after the date a Change in Control occurs with the written consent of a majority of the members of the Administrative Committee. No amendment shall be made without the Trustee's consent thereto in writing if, and to the extent that, the effect of such amendment is to increase, or otherwise change, the Trustee's responsibilities hereunder. The Trustee, after a Change in Control, upon written advice of counsel and the approval of the Administrative Committee, may amend the provisions of this Agreement to the extent required by applicable law. The Company reserves the right to amend or eliminate this Paragraph (b) of Article SEVENTEENTH prior to the date of a Change in Control.

                  (c) In the event the Company terminates the Trust prior to the occurrence of a Change in Control, the Trustee (subject to the provisions of Paragraph (d) of Article FOURTH and Article EIGHTEENTH hereof and reserving such sums as the Trustee shall deem necessary in settling its accounts and to discharge any obligation of the Trust for which the Trustee may be liable) shall distribute all remaining assets of the Trust in accordance with the written directions of the Company.

                  (d) In case any one or all of the Plans are terminated in whole or in part, or expires, after a Change in Control occurs, then the Trustee, subject to the provisions of Paragraph (d) of Article FOURTH, and Article EIGHTEENTH hereof, and reserving such sums as the Trustee shall deem necessary in settling its accounts and to discharge any obligation of the Trust for which the Trustee may be liable, shall apply or distribute the Account established with regard to such Plan pursuant to Paragraph (a) of Article SECOND, in such manner and in such amounts as the Administrative Committee shall determine based upon the most recent Participant Data (as defined in Paragraph
(b) of Article FOURTH hereof) forwarded by the Company to the Trustee and any supplemental information furnished to the Trustee or the Administrative Committee after a Change in Control by a Participant or Beneficiary upon which the Administrative Committee may reasonably rely in making such a determination. After satisfying all liabilities with regard to such terminated Plan, from the Account established with regard to such Plan, the Administrative Committee shall direct the Trustee to distribute the remaining assets in such Account in accordance with Paragraph (d)(6) of Article SECOND. Subject to Paragraph (b) of Article EIGHTEENTH, in the event of a Change in Control, the Trust shall continue in effect until the later of the tenth one year anniversary of the date on which a Change in Control occurs or the date upon which all of the Participants' and Beneficiaries' benefits under all of the Plans have been paid or otherwise provided for. Upon termination of the Trust, the Trustee shall have a right to have its account settled as provided in Article FOURTEENTH hereof. Any assets remaining in the Trust after payment or provision for all benefits payable under the Plans, and after the Trustee has reserved such sums as it deems necessary for the payment of its expenses and fees hereunder shall be paid in accordance with the written directions of the Administrative Committee. When the Trust assets shall have been so applied or distributed and the accounts of the Trustee shall have been so settled, the Trustee shall be released and discharged from all further accountability or liability respecting the Trust.

         EIGHTEENTH:  Prohibition of Diversion.
         ----------   ------------------------
                  (a) Except as provided in Paragraph (h) below, at no time prior to the satisfaction of all liabilities with respect to the beneficiaries under this Trust shall any part of the corpus and/or income of the Trust be used for, or diverted to, purposes other than for the exclusive benefit of such beneficiaries and the assets of the Trust shall never inure to the benefit of the Company and shall be held for the exclusive purposes of providing benefits to Participants in the Plans and their Beneficiaries and defraying reasonable expenses of administering the Plans or performing any of the Trustee's duties under this Agreement.

                  (b) Notwithstanding any provision of this Agreement to the contrary, the assets of the Trust shall at all times be subject to claims of the creditors of the Company. In the event that (1) a final judicial determination is entered that the Company is unable to pay its debts as such debts mature or
(2) there shall have been filed by or against the Company in any court or other tribunal either of the United States or of any State or of any other authority now or hereafter exercising jurisdiction, a petition in bankruptcy or insolvency proceedings or for reorganization or for the appointment of a receiver or trustee of all or substantially all of the Company's property under the present or any future Federal bankruptcy code or any other present or future applicable Federal, State or other bankruptcy or insolvency statute or law, then the Trustee shall not make payments from the Trust to any Participant or Beneficiary, but under either of such circumstances, the Trustee shall deliver any property held in the Trust only as a court or other tribunal of competent jurisdiction may direct to satisfy the claims of the Company's creditors. The Trustee shall resume payments under the terms of the Trust only after determining that the Company is not insolvent or after receiving a judicial decision to that effect. The Chief Financial Officer of the Company, or an employee of the Company with duties similar to those of a Chief Financial Officer, and the Board of Directors of the Company shall have the duty to inform the Trustee of the insolvency of the Company. The Trustee is empowered to retain, at the expense of the Trust, counsel and other appropriate experts, including accountants, to aid it in making any determination with regard to the Company's insolvency under this Paragraph (b)of Article EIGHTEENTH.

        NINETEENTH: Prohibition of Assignment of Interest. No interest, right or claim in or to any part of the Trust or any payment therefrom shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution or levy of any kind, and the Trustee and/or the Administrative Committee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same, except to the extent required by law.

        TWENTIETH: Affiliates. Any corporation that, directly or through one or more intermediaries, controls, is controlled by or is under common control with the Company may adopt and become a parry to this Agreement by delivering to the Trustee an instrument in writing, duly executed and acknowledged, adopting and assuming jointly and severally the obligations of the Company under this Agreement and constituting and appointing the Company to be the agent and attorney in fact of such corporation for the purposes of giving or receiving notices, instructions, directions and other communications to or from the Trustee and approving the accounts of the Trustee, accompanied by duly certified copies of resolutions of the Board of Directors of such corporation adopting the Plans and approving and authorizing execution, acknowledgment and delivery of such instrument and a duly certified copy of a resolution of the Board of Directors of the Company approving and consenting to the same. Notwithstanding the foregoing, no Affiliate may become a party to this Agreement after a Change in Control.

        TWENTY-FIRST:  Representations.
        ------------   ---------------
                  (a) The Company and the Trustee each acknowledge that the other will be relying, and shall be entitled to rely, on the representations, undertakings and acknowledgments of the other as set forth in this Agreement. The Company and the Trustee each agree to notify the other promptly if any of its representations, undertakings, or acknowledgments set forth in this Agreement ceases to be true.

                  (b) The Company and the Trustee hereby each represent and warrant to the other that it has full authority to enter into this Agreement upon the terms and conditions hereof and that the individual executing this Agreement on their behalf has the requisite authority to bind the Company and the Trustee to this Agreement.

        TWENTY-SECOND:  Miscellaneous.
        -------------   -------------
                  (a) This Agreement shall be interpreted, construed and enforced, and the trust hereby created shall be administered, in accordance with the laws of the United States and of the State of Delaware. Nothing in this Agreement shall be construed to subject either the Trust created hereunder or the Plans to the Employee Retirement Income Security Act of 1974, as amended.

                  (b) The titles to Articles of this Agreement are placed herein for convenience of reference only, and the Agreement is not to be construed by reference thereto.

                  (c) This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and the Trustee, respectively and the Plans.
                  (d) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one instrument, which may be sufficiently evidenced by any counterpart.

                  (e) If any provision of this Agreement is determined to be invalid or unenforceable the remaining provisions shall not for that reason alone also be determined to be invalid or unenforceable.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names by their duly authorized officers as of the day and year first above written.

                                                      UCAR CARBON COMPANY INC.



                                                      By /s/ C. S. Shular
                                                        --------------------
                                                      MELLON BANK, N.A.



                                                      By /s/ Christine A. Bloom
                                                         ----------------------
                                                         Christine A. Bloom
                                                         Vice President

                                   SCHEDULE 1

                  1.        the UCAR Carbon Equalization Benefit Plan.

                  2.        the UCAR Carbon Supplemental Retirement Income Plan.

                  3.        the UCAR Carbon Compensation Deferral Program.

                  4.        the UCAR Carbon Enhanced Retirement Income Plan.

                  5.        Severance  Agreements  between  the   Company   and
various individuals, respectively.

                  6.        Employment  Agreement  between  the  Company and Gil
Playford.

                  7.        UCAR TCN Pension Plan.